Exhibit 99.1

Zendesk Acquires the Company Behind BIME Analytics

BIME to Serve as Foundation for Zendesk’s Growing Analytics Platform, Unlocking Power of Customer Data

SAN FRANCISCO—October 13, 2015—Zendesk, Inc. (NYSE: ZEN) today announced that it has acquired We Are Cloud SAS of Montpellier, France, maker of BIME Analytics software. With the acquisition, Zendesk is expanding its leadership in helping organizations apply a data-driven approach to customer service and engagement and understand the ever-increasing diversity of data about their customers. BIME Analytics will become the core technology powering Zendesk’s customer data platform, enabling Zendesk to further integrate data analytics capabilities across its products.

“Our customers are dealing with an exponential growth in customer interactions and require a new, fresh generation of data analytics and visualization tools,” said Mikkel Svane, Zendesk founder, CEO and chairman. “Data is the new currency in business and customer relationships. With BIME Analytics, we’ll be able to build even deeper data and analytics capabilities across our portfolio of products.”

Data about customers and businesses is proliferating faster than ever before from an ever-growing number of sources. Organizations need the flexibility to analyze and understand customer data from a diverse set of applications—whether it be cloud-based software services, mobile apps and websites, or connected devices—without the time and expense of transporting all of their data into a single, proprietary home. BIME Analytics’ modern architecture allows organizations to easily connect and build queries across multiple live data sources and then analyze results through stunning data visualizations.

“We are proud of our progress with BIME Analytics to bring simplicity and rationality to the complex world of business data,” said Rachel Delacour, CEO and co-founder of We Are Cloud. “Now as part of Zendesk, we’ll have its global customer reach, operational scale and expertise in customer data to bring modern analytics to even more businesses and customer service leaders.”

We Are Cloud was founded in 2009, and its BIME Analytics cloud-based software was designed to conquer the complexity created by the proliferation of data sources. BIME Analytics is used by a broad range of customers in 35 countries.

Along with the integration into Zendesk’s data platform, BIME Analytics will continue to be sold and supported as a separate data analytics product. All of We Are Cloud’s employees are being offered roles with Zendesk.

About the Acquisition

Through this transaction, Zendesk has acquired 100% of the outstanding shares of We Are Cloud in exchange for consideration of $45.0 million in cash, subject to working capital adjustments.  Zendesk has also entered into retention arrangements pursuant to which it has issued Restricted Stock Unit awards for an aggregate of approximately 480,000 shares of Zendesk common stock, subject to vesting based on continued employment.

The acquisition is not expected to have a material impact on Zendesk’s 2015 revenue or non-GAAP operating loss.  The impact of the acquisition on Zendesk’s GAAP 2015 revenue and operating loss is subject to the application of purchase price accounting and will include additional expenses including transaction fees, amortization of purchased intangibles, and share-based compensation and related expenses associated with employee retention arrangements. Zendesk will provide more details about the acquisition and its expected impact on financial results in its third quarter 2015 earnings call which is scheduled to be held on November 3, 2015.

About Zendesk

Zendesk provides a customer service platform designed to bring organizations and their customers closer together. With more than 60,000 paid customer accounts, Zendesk’s products are used by organizations in 150 countries and territories to provide support in more than 40 languages. Founded in 2007 and headquartered in San Francisco, Zendesk has operations in the United States, Europe, Asia, Australia and South America. Learn more at www.zendesk.com

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding the impact of the transaction on Zendesk’s future financial performance, its continued investment to grow its business and develop its products, and progress towards its financial objectives. The words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding Zendesk’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Zendesk’s actual results, performance, or achievements to differ materially, including (i) adverse changes in general economic or market conditions; (ii) Zendesk’s ability to adapt its customer service platform to changing market dynamics and customer preferences or achieve increased market acceptance of its platform; (iii) Zendesk’s expectation that the future growth rate of its revenues will decline, and that as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (iv) Zendesk’s limited operating history, which makes it difficult to evaluate its prospects and future operating results; (v) Zendesk’s ability to effectively manage its growth and organizational change; (vi) the market in which Zendesk operates is intensely competitive, and Zendesk may not compete effectively; (vii) the development of the market for software as a service business software applications; (viii) Zendesk’s ability to sell its live chat software as a standalone service and more fully integrate its live chat software with its customer service platform; (ix) Zendesk’s ability to integrate We Are Cloud SAS with its existing corporate operations, to sell its analytics software as a standalone service and to integrate We Are Cloud’s analytics software with Zendesk’s customer service platform; (x) breaches in Zendesk’s security measures or unauthorized access to its customers’ data; (xi) service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xii) real or perceived errors, failures, or bugs in its products; (xiii) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; and (xiv) Zendesk’s ability to effectively expand its sales capabilities.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Zendesk’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Zendesk makes with the Securities and Exchange Commission from time to time, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Forward-looking statements represent Zendesk’s management’s beliefs and assumptions only as of the date such statements are made. Zendesk undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

About Non-GAAP Financial Measures

To provide investors and others with additional information regarding Zendesk’s expected financial results, this press release contained statements as to Zendesk’s expectation of the impact of the transaction on Zendesk’s non-GAAP operating loss for 2015.  Zendesk excludes the following from its prospective non-GAAP measure of operating loss, as applicable:

Share-based Compensation and Amortization of Share-based Compensation Capitalized in Internal-use Software: Zendesk utilizes share-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of its stockholders and at long-term retention, rather than to address operational performance for any particular period. As a result, share-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

Employer Tax Related to Employee Stock Transactions: Zendesk views the amount of employer taxes related to its employee stock transactions as an expense that is dependent on its stock price, employee exercise and other award disposition activity, and other factors that are beyond Zendesk’s control. As a result, employer taxes related to its employee stock transactions vary for reasons that are generally unrelated to financial and operational performance in any particular period.

Amortization of Purchased Intangibles and Acquisition Related Expenses: Zendesk views amortization of purchased intangible assets, including the amortization of the cost associated with an acquired entity’s developed technology, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period. Zendesk views acquisition related expenses as events that are not necessarily reflective of operational performance during a period. In particular, Zendesk believes the consideration of measures that exclude such expenses can assist in the comparison of operational performance in different periods which may or may not include such expenses.

Zendesk uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Zendesk's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Zendesk presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Zendesk's operating results. Zendesk believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows investors and others to better understand and evaluate Zendesk’s operating results and future prospects in the same manner as management.

Zendesk's management believes it is useful for itself and investors to review, as applicable, both GAAP information that may include items such as share-based compensation expenses, amortization of share-based compensation capitalized in internal-use software, amortization of purchased intangibles, transaction costs related to acquisitions, and the non-GAAP measures that exclude such information in order to assess the performance of Zendesk's business and for planning and forecasting in subsequent periods.

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Source: Zendesk, Inc.

Media Contact:

Matt Hicks

415-529-5606

press@zendesk.com

Investor Contact:

Marc Cabi

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